EQUITY	12 Months Ended
Dec. 31, 2020
Successors [Member]
Multiemployer Plan [Line Items]
EQUITY

15. EQUITY

The Company is authorized to issue an unlimited number of ordinary shares, no par value, and preferred shares, no par value. The Company’s ordinary shares are entitled to one vote for each share. As of December 31, 2020, there were 87,777,553 ordinary shares and 35,540,380 public warrants outstanding. Each warrant entitles the registered holder to purchase one-half of one ordinary share at a price of $5.75 per half share at any time commencing on July 6, 2018 (30 days after the completion of the NPS/GES Business Combination). The warrants must be exercised for whole ordinary shares. The warrants expire on June 6, 2023 (five years after the completion of the NPS/GES Business Combination). For the 12,618,680 public warrants that were previously unregistered, these are identical to the public warrants except that such warrants are exercisable for cash (even if a registration statement covering the ordinary shares issuable upon exercise of such warrants is not effective) or on a cashless basis, at the holder’s option, and will not be redeemable so long as they are still held by the initial purchasers or their affiliates. No public warrants are exercisable for cash unless there is an effective and current registration statement covering the ordinary shares issuable upon exercise of the warrants and a current prospectus relating to such ordinary shares.

The Company is authorized to issue an unlimited number of preferred shares divided into five classes with designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors. As of December 31, 2020, and 2019, there were no preferred shares issued or outstanding.

Predecessor convertible shares

As part of NPS’s acquisition of NPS Bahrain in 2014, NPS issued a total of 37,000,000 convertible shares to two of NPS Bahrain’s shareholders, Mr. Abdulaziz Mubarak Al-Dolaimi and Mr. Fahad Abdulla Bindekhayel (selling shareholders). These shares were issued to provide security against certain tax and related indemnities given by the selling shareholders at the time of acquisition of NPS Bahrain. The convertible shares had the same rights and ranked pari passu with the NPS common shares, including the right to participate in any dividend declared for ordinary shares and valued at $1 per share.

Under the terms of the convertible shares, in the event any indemnity claims were settled by the selling shareholders by providing cash to NPS, an equivalent amount of convertible shares would be converted into NPS common shares. However, in the event the indemnity claims were not settled by the selling shareholders, an equivalent amount of convertible shares would be cancelled by NPS. These convertible shares are equity classified because the conversion to equity shares or the cancellation of the same is at the option of NPS. At the end of the June 2019, unless all indemnity claims were settled to the satisfaction of NPS, half of the convertible shares were to convert into NPS common shares and the balance on extinguishment of contingencies. The convertible shares were cancelled at closing of the NPS/GES Business Combination.

Prior to the NPS/GES Business Combination, the Predecessor (NPS) paid dividends per share of $0.13 per share in the 2018 Predecessor Period and $0.05 per share in 2017.